Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Micro-Tech Identification Systems, Inc. (the "Company") on Form 10-QSB for the period ending
Sept. 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeff Jenson, Chief Executive Officer of
 the small business issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the small business issuer.



/s/ Jeff Jenson
-----------------------
Jeff Jenson
Chief Executive Officer

November 30, 2006